                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.          )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   /X/  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   / /  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                          D & K Wholesale Drug, Inc.
   ----------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

   ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/  No Fee required

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   (1)  Title of each class of securities to which transaction applies:

   ----------------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

   ----------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ----------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

   ----------------------------------------------------------------------------

   (5)  Total fee paid:

   ----------------------------------------------------------------------------


   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

   ----------------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

   ----------------------------------------------------------------------------

   (3)  Filing Party:

   ----------------------------------------------------------------------------

   (4)  Date Filed:

   ----------------------------------------------------------------------------

                                 July 11, 1997




DEAR FELLOW STOCKHOLDERS:

            Our Annual Meeting of Stockholders will be held at The Daniele Hotel, Savoy Room, 216 North Meramec, St. Louis, Missouri, 63105, at 10:00 A.M., local time, on Thursday, August 14, 1997. The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card which accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

            We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed Proxy Card in the envelope provided to ensure that your shares will be voted. The mailing of an executed Proxy Card will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                    Sincerely,

                                    J. HORD ARMSTRONG, III
                                    Chairman of the Board, Chief Executive
                                       Officer and Treasurer

                     D & K WHOLESALE DRUG, INC.
                  8000 MARYLAND AVENUE, SUITE 1190
                     ST. LOUIS, MISSOURI 63105


              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD AUGUST 14, 1997


Dear Stockholder:

            The Annual Meeting of Stockholders of D & K Wholesale Drug, Inc. (the "Company") will be held at The Daniele Hotel, Savoy Room, 216 North Meramec, St. Louis, Missouri, 63105, on Thursday, August 14, 1997, at 10:00 A.M., local time, for the following purposes:

            1. To elect three Class II directors to hold office for a term of three years.

            2. To elect one Class I director to hold office for a term of two years.

            3. To elect one Class III director to hold office for a term of one year.

            4. To consider and vote upon a proposal to approve an amendment to the Restated Certificate of Incorporation of the Company to change the corporate name to "D&K Healthcare Resources, Inc."

            5. To consider and vote upon a proposal to approve an amendment to the D&K Wholesale Drug, Inc. 1992 Long-Term Incentive Plan.

            6. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

            These items are more fully described in the following Proxy Statement, which is hereby made a part of this Notice. Only stockholders of record of the Company at the close of business on June 20, 1997 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                                    By order of the Board of Directors,

                                    MARTIN D. WILSON
                                    President, Chief Operating Officer
                                       and Secretary

July 11, 1997

                       D & K WHOLESALE DRUG, INC.
                    8000 MARYLAND AVENUE, SUITE 1190
                        ST. LOUIS, MISSOURI 63105


                             PROXY STATEMENT
                                    FOR
                      ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD AUGUST 14, 1997

                            -----------------


                           GENERAL INFORMATION

            This Proxy Statement is furnished to the stockholders of D & K WHOLESALE DRUG, INC. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held at The Daniele Hotel, Savoy Room, 216 North Meramec, St. Louis, Missouri, 63105, at 10:00 A.M., local time, on Thursday, August 14, 1997, and at all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Stockholders. The mailing address of the Company is 8000 Maryland Avenue, Suite 1190, St. Louis, Missouri 63105, and its telephone number is (314) 727-3485.

            This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy Card were first mailed to the stockholders of the Company on or about July 11, 1997.

            The proxy reflected on the accompanying Proxy Card is being solicited by the Board of Directors of the Company. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated Proxy Card with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxy Cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

            The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company may also solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. In addition, the Company has retained D.F. King & Co. to assist in the solicitation of proxies on its behalf for a fee of $1,000 plus reasonable out-of-pocket expenses.

            Only stockholders of record at the close of business on June 20, 1997 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 3,056,217 shares of the Company's Common Stock, $.01 par value ("Common Stock"), issued and outstanding.

            Each outstanding share of the Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. A quorum is required for votes taken at the Annual Meeting to be deemed valid. A quorum shall be attained if holders of a majority of the shares of Common Stock issued and outstanding are present at the Annual Meeting in person or by proxy. After a quorum has been established, a majority of the outstanding shares of Common Stock shall be required to approve the proposal to change the Company's corporate name, and the vote of the holders of a majority of the Common Stock present in person or by proxy shall be required for the election of directors, the proposed amendment to the Company's 1992 Long-Term Incentive Plan or any other matter which is submitted to a vote of stockholders at the Annual Meeting. Stockholders do not have the right to cumulate votes in the election of directors.

            Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum, and as voted for purposes of determining the base number of shares voting on a particular proposal. Accordingly, abstentions will have the same effect as a vote withheld on the election of directors or a vote against other matters submitted to the stockholders for a vote, as the case may be. If a broker or other nominee holder indicates on the Proxy Card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as present for purposes of determining a quorum or as voted for purposes of determining the approval of the stockholders on a particular proposal.

            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

            The following persons were known to management of the Company to be the beneficial owners of five percent or the Company's outstanding Common Stock as of June 20, 1997:

                                                         NUMBER OF SHARES            PERCENT OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIALLY OWNED              COMMON STOCK<F1>
------------------------------------                    ------------------           ----------------------
Gateway Venture Partners II, L.P.                           502,270<F2>                      16.4%
  8000 Maryland Avenue
  Suite 1190
  St. Louis, Missouri  63105

Massachusetts Mutual Life                                   265,490<F3>                       8.0
  Insurance Company
MassMutual Corporate Investors                              265,490<F4>                       8.0
  1295 State Street
  Springfield, Massachusetts 01111

J. Hord Armstrong, III                                      251,597<F5>                       8.2
  8000 Maryland Avenue
  Suite 1190
  St. Louis, Missouri  63105

---------------------------------------

<F1>  The percentage calculations are based upon 3,056,217 shares of the
      Company's Common Stock that were issued and outstanding as of June 20, 1997, plus, with respect to Massachusetts Mutual Life Insurance Company and MassMutual Corporate Investors only, the number of shares subject to conversion privileges exercisable by each such stockholder as of June 20, 1997.

<F2>  Shares are owned of record by Gateway Venture Partners II, L.P. Richard
      F. Ford, a director of the Company, serves as a general partner of Gateway Associates L.P., the General Partner of Gateway Venture Partners II, L.P., and may be deemed to have shared voting and investment power with respect to these shares. See "Security Ownership By Management."

                                    - 2 -

<F3>  Shares are beneficially owned by Massachusetts Mutual Life Insurance
      Company by virtue of its right to convert into Common Stock of the Company the 11% Joint and Several Convertible Subordinated Notes due 1997 issued to it by the Company.

<F4>  Shares are beneficially owned by MassMutual Corporate Investors by virtue of its right to convert into Common Stock of the Company the 11% Joint and Several Convertible Subordinated Notes due 1997 issued to it by the Company. MassMutual Corporate Investors is a closed-end investment company for which Massachusetts Mutual Life Insurance Company serves as an investment advisor.

<F5>  Total does not include 10,000 shares that are owned by Mr. Armstrong's wife, as to which shares Mr. Armstrong has no voting or investment power and as to which Mr. Armstrong disclaims beneficial ownership.

                         ITEM 1.  ELECTION OF DIRECTORS

            At the Annual Meeting, three individuals will be elected to serve as Class II directors of the Company for a term of three years, one individual will be elected to serve as a Class I director for a term of two years and one individual will be elected to serve as a Class III director for a term of one year. Except as otherwise directed by the stockholder on the Proxy Card, the persons named as proxies on the accompanying Proxy Card intend to vote all duly executed proxies received by the Board of Directors for the election of Bryan H. Lawrence, Robert E. Korenblat and James M. Usdan as Class II directors, for J. David McCay as a Class I director and for Thomas F. Patton as a Class III director. Mr. Lawrence is currently a director of the Company. If for any reason Messrs. Lawrence, Korenblat, Usdan, McCay or Patton becomes unavailable for election, which is not now anticipated, the persons named on the accompanying Proxy Card will vote for such substitute nominee as designated by the Board of Directors. The Board of Directors recommends a vote "FOR" the election of Bryan H. Lawrence, Robert E. Korenblat and James M. Usdan as Class II directors, "FOR" the election of Mr. J. David McCay as a Class I director and "FOR" the election of Thomas F. Patton as a Class III director.

            Pursuant to the stock purchase agreement under which Gateway Venture Partners II, L.P. made its initial investment in the Company, the Company agreed to use its best efforts to cause and maintain the election to the Board of Directors of a representative of Gateway Venture Partners II, L.P. Richard F. Ford, a Class III Director, currently represents Gateway Venture Partners II, L.P. on the Board of Directors.

            The name, age, principal occupation or position and other directorships with respect to Messrs. Lawrence, Korenblat, Usdan, McCay and Patton and the directors whose terms of office will continue after the Annual Meeting is set forth below.

            CLASS II - TO BE ELECTED FOR A TERM EXPIRING IN 2000

            Bryan H. Lawrence, age 54, has served as a director of the Company since its founding in December 1987. Since February, 1966, Mr. Lawrence has been associated with Dillon, Read & Co., Inc., New York, New York, an investment banking firm, and currently serves as Managing Director of such firm. Mr. Lawrence also serves as a director of Vintage Petroleum, Inc., Continental Ozark Corporation, Fintube L.P., Meenan Oil Co., Willbros Group, Inc., Benson Petroleum, Cavell Energy and Interenergy Corporation.

            Robert E. Korenblat, age 57, is a director and the President and Chief Executive Officer of Pharmaceutical Buyers, Inc., a Colorado-based group purchasing organization in which the Company holds a 50% ownership interest ("PBI"). Mr. Korenblat additionally served as Vice President of PBI from 1989-1991. Mr. Korenblat is a graduate of the University of Arkansas School of Pharmacy.

            James M. Usdan, age 47, is a director and the President and Chief Executive Officer of RehabCare Group, Inc., a St. Louis-based provider of rehabilitation, outpatient and therapist staffing services. From April 1990 to June 1991, Mr. Usdan was also Executive Vice President of CompCare, the former corporate parent of RehabCare. Mr. Usdan is also a director of Metro One Telecommunications.


               CLASS I - TO BE ELECTED FOR A TERM EXPIRING IN 1999

            J. David McCay, age 56, is the founder, director and Chairman of PBI. Since 1983, Mr. McCay has held various positions with PBI including President (1983-1994), Chief Executive Officer (1989-1994) and Chairman (1994-present). Mr. McCay is a graduate of the University of Arkansas School of Pharmacy.

             CLASS III - TO BE ELECTED FOR A TERM EXPIRING IN 1998

            Thomas F. Patton, Ph.D., age 49, is President of the St. Louis College of Pharmacy and has served in that capacity since June 1994. From April 1993 until January 1994 and from January 1994 until May 1994, Dr. Patton served as Executive Director of Pharmaceutical Research and Development and as Vice President of Pharmaceutical Research and Development, respectively, at Dupont-Merck Pharmaceutical Co. From March 1990 through March 1993, Dr. Patton served as Director and Senior Director of Pharmaceutical Research and Development at Merck and Co., Inc. In 1993, Dr. Patton was President of the American Association of Pharmaceutical Scientists. Dr. Patton's career also includes tenures as Professor of Pharmaceutical Chemistry and Pharmacy
Practice at the University of Kansas, Associate Director Control Development at the Upjohn Co., a pharmaceutical company, and Vice President of Operations at Oread Laboratories, Inc., a pharmaceutical company. Dr. Patton also serves as a director of Jones Medical Industries, Inc.

                   CLASS I - TO CONTINUE IN OFFICE UNTIL 1999

            Elliot H. Stein, age 79, has served as a director of the Company since its founding in 1987. Mr. Stein is Chairman Emeritus, Stifel Financial Corporation, St. Louis, Missouri, of which he was Chairman of the Board from January 1986 through May 1988. Prior to such time he was President of Scherck, Stein & Frank, Inc., a New York Stock Exchange member firm.
Mr. Stein also serves as a director of Angelica Corporation and West Indies Sugar Company.

            Martin D. Wilson, age 36, has served as President and Chief Operating Officer of the Company since April 1996 and as Secretary since
August 1993.  Mr. Wilson has previously served as Executive Vice
President-Finance and Administration (May 1995 to April 1996), Vice President-Finance and Administration (April 1991 to May 1995) and Controller (March 1988 to April 1991) of the Company. Prior to joining the Company, Mr. Wilson, a certified public accountant, was associated with KPMG Peat Marwick, a public accounting firm.

                CLASS III - TO CONTINUE IN OFFICE UNTIL 1998

            J. Hord Armstrong, III, age 56, has served as Chairman of the Board, Chief Executive Officer and Treasurer and as a director of the Company since December 1987. Prior to joining the Company, Mr. Armstrong served as Treasurer (1978-1981) and Vice President and Chief Financial Officer (1981-1987) of Arch Mineral Corporation, a coal mining and sales corporation. Mr. Armstrong also serves as a Trustee of the St. Louis College of Pharmacy.

            Richard F. Ford, age 61, has served as a director of the Company since its founding in December 1987. Mr. Ford has been engaged in venture capital investing as a general partner of affiliates of Gateway Venture Partners II, L.P. in St. Louis, Missouri, since 1984. Mr. Ford also serves as a director of Stifel Financial Corporation and CompuCom Systems, Inc.

                     BOARD OF DIRECTORS AND COMMITTEES

            During fiscal 1997, the Board of Directors of the Company met four times and each of the directors attended not fewer than 75% of the meetings of the Board of Directors and committees of which such director was a member during fiscal 1997.

            The Board of Directors has a standing Audit Committee and Stock Option and Compensation Committee.

            The members of the Audit Committee are Messrs. Ford and Stein. The Audit Committee reviews the scope of the Company's engagement of its independent public accountant and their reports. The Audit Committee also meets with the financial staff of the Company to review accounting procedures and reports. The Audit Committee met one time in fiscal 1997.

            The Stock Option and Compensation Committee is composed of Messrs. Ford and Lawrence. The Stock Option and Compensation Committee is authorized to review and make recommendations to the Board of Directors regarding the salaries payable corporate officers and to administer the Company's 1992 Long Term Incentive Plan. The Stock Option and Compensation Committee acted by written consent one time during fiscal 1997.

                              DIRECTORS' FEES

            Directors currently receive no compensation (other than reimbursement of expenses) for serving as a director or member of a committee of the Board of Directors or attending Board or Committee meetings.

                      SECURITY OWNERSHIP BY MANAGEMENT

            The following table indicates, as of June 20, 1997, the beneficial ownership of the Company's Common Stock by each person who is a director or nominee for director and the persons named in the Summary Compensation Table, individually, and all directors and executive officers as a group:

                                                               NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                     BENEFICIALLY OWNED<F1>   PERCENT OF CLASS<F2>
------------------------                                     ----------------------   --------------------
J. Hord Armstrong, III                                             251,597<F3>                8.2%
Richard F. Ford                                                    504,270<F4>               16.5
J. David McCay                                                       4,000                       <F5>
Bryan H. Lawrence                                                   28,318                    1.0
Robert E. Korenblat                                                  4,000<F6>                   <F5>
Thomas F. Patton                                                        --                       <F5>
Elliot H. Stein                                                     10,000<F7>                   <F5>
James M. Usdan                                                          --<F8>                   <F5>
Martin D. Wilson                                                    49,199<F9>                1.6
All directors, nominees and executive officers as a group          919,384                   29.0
(12 persons)

---------------------------------------

<F1>   Except as noted, each individual has sole voting and investment power over the shares listed beside his name.

                                    - 5 -

<F2>  Based upon 3,056,217 shares of the Company's Common Stock issued and outstanding as of June 20, 1997 and, for each director or executive officer or the group, the number of shares subject to options exercisable by such director or executive officer or the group within 60 days.

<F3>  Total does not include 10,000 shares that are owned by Mr. Armstrong's wife, as to which shares Mr. Armstrong has no voting or investment power and as to which Mr. Armstrong disclaims beneficial ownership.

<F4>  Total includes 2,000 shares as to which Mr. Ford has sole voting and investment power. Total also includes 502,270 shares owned of record by Gateway Venture Partners II, L.P. Mr. Ford serves as a general partner of Gateway Associates L.P., the General Partner of Gateway Venture Partners II, L.P., and may be deemed to share voting and investment power with respect to such shares. Total does not include 1,000 shares owned by Mr. Ford's wife, as to which shares Mr. Ford has no voting or investment power and as to which Mr. Ford disclaims beneficial ownership.

<F5>  Less than one percent.

<F6>  Total includes 2,000 shares held in a trust by Mr. Korenblat's wife.

<F7>  Total does not include 80,135 shares held by irrevocable trusts for the benefit of Mr. Stein's adult children, as to which shares Mr. Stein disclaims beneficial ownership.

<F8>  Total does not include 500 shares that are owned by Mr. Usdan's spouse, as to which shares Mr. Usdan has no voting or investment power.

<F9>  Total includes 49,199 shares subject to stock options.

                 REPORT OF THE STOCK OPTION AND COMPENSATION
                 COMMITTEE REGARDING EXECUTIVE COMPENSATION

GENERAL

            The Company's executive compensation program is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Committee") which is composed of Messrs. Ford and Lawrence.

            The Company's executive compensation policy is designed and administered to provide a competitive compensation program that will enable the Company to attract, motivate, reward and retain executives who have the skills, education, experience and capabilities required to discharge their duties in a competent and efficient manner. The Company's compensation policy is based on the principle that the financial rewards to the executive should be aligned with the financial interests of the stockholders of the Company.
In this manner, the Company will meet its ultimate responsibility to its stockholders by striving to create a suitable long-term return on their investment through earnings from operations and prudent management of the Company's business and operations.

            The Company's executive compensation strategy consists of salary and long-term incentive compensation. The following is a summary of the policies underlying each element.

ANNUAL COMPENSATION

            The annual compensation salary for individual executive officers of the Company is based upon the level and scope of the responsibility of the office, the pay levels of similarly positioned executive officers among companies competing for the services of such executives and a consideration of the level of experience and performance profile of the particular executive officer. Based upon its review and evaluation, the Committee makes a recommendation to the Board of Directors of the salary to be paid to each executive officer.

LONG TERM INCENTIVE COMPENSATION

            The Committee believes that long-term incentive compensation is the most effective way of tying executive compensation to increases in stockholder value. The Company's long-term incentive programs authorize the grant of both cash- and stock-based awards, thereby providing a means through which executive officers will be given incentives to continue high quality performance with the Company over a long period of time while allowing such executive officers to build a meaningful investment in the Company's Common Stock.

            In May 1993, the Committee initiated a program (the "Program") to provide incentives to certain executive officers during the 1994 and 1995 fiscal years. Under the Program, the participating executive officers each received an initial grant of non-qualified stock options pursuant to the Company's 1992 Long Term Incentive Plan. At the end of each of the 1994 and 1995 fiscal years, the executive officers received additional grants of stock options, in recognition of attainment of certain pre-tax earnings goals for the Company and satisfactory performance evaluations from the Committee. Additionally, provided the pre-tax earnings and performance evaluation criteria are met, grants may be accelerated upon the Common Stock of the Company attaining certain market price levels. The Committee determined that Mr. Armstrong, who individually owns approximately 8.2% of the Company's outstanding Common Stock, would not receive stock option grants as incentives under the Program. The Committee may determine to grant equity-based incentives to Mr. Armstrong in the future.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

            Mr. Armstrong's minimum salary for fiscal 1997 was determined by the Committee in the same manner as is used by the Committee for executive officers generally. The Committee believes that Mr. Armstrong's compensation is competitive within the industry and, when combined with Mr. Armstrong's significant ownership of the Company's Common Stock, provides incentives for performance which are aligned with the financial interests of the stockholders of the Company.

CODE SECTION 162(m)

            The Committee has considered Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), regarding qualifying compensation paid to the Company's executive officers for deductibility. The Committee intends to make every effort to ensure that all compensation awarded to the Company's executives is fully deductible for income tax purposes. The promulgation of proposed regulations under Section 162(m) has not required any change in the Company's current executive compensation program in order to maintain the deductibility of executive compensation. The Committee may in the future deem it advisable to take certain action to preserve the deductibility of executive compensation under Section 162(m).

               THE STOCK OPTION AND COMPENSATION COMMITTEE

              Richard F. Ford             Bryan H. Lawrence

                    COMPENSATION OF EXECUTIVE OFFICERS

            The following table sets forth the compensation for each of the last three fiscal years of the executive officers of the Company whose annual salary and other reportable compensation exceeded $100,000 in fiscal 1997.

                          SUMMARY COMPENSATION TABLE
                                                  ANNUAL              LONG TERM
                                               COMPENSATION          COMPENSATION
                                               ------------          ------------
                                                                      SECURITIES
                                                                      UNDERLYING
   NAME AND PRINCIPAL POSITION              YEAR     SALARY($)          OPTIONS
   ---------------------------              ----     ---------        ----------
   J. Hord Armstrong, III                   1997     $195,000              --
     Chairman of the Board, Chief           1996      175,000              --
     Executive Officer and Treasurer        1995      193,325              --

   Martin D. Wilson,                        1997     $113,750          33,999<F1>
     President, Chief Operating Officer     1996       90,903          12,666
     and Secretary                          1995       97,894          26,333

---------------------------------------

<F1>   On January 2, 1997 the Company repriced certain outstanding non-
       qualified stock options. In connection with such repricing, non-qualified stock options previously granted to Mr. Wilson for an aggregate of 39,999 shares of Common Stock were cancelled and replaced with an equivalent number of options with an exercise price of $3.75 per share. See "Repricing of Stock Options."

OPTION GRANTS IN LAST FISCAL YEAR

            The following table sets forth information concerning stock option grants made fiscal 1997 to the individuals named in the Summary Compensation
Table:

                                                                                                  POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                                                                                  ANNUAL RATE OF
                                                                                                  STOCK PRICE
                                                                                                  APPRECIATION
                                                      INDIVIDUAL GRANTS VALUE                     FOR OPTION TERM
                                  ------------------------------------------------------------    --------------------
                                  NUMBER OF       PERCENT OF
                                  SECURITIES      TOTAL
                                  UNDERLYING      OPTIONS
                                  OPTIONS         GRANTED          EXERCISE OR
                                  GRANTED         EMPLOYEES IN     BASE PRICE       EXPIRATION
         NAME                     (#)<F1>         FISCAL YEAR      ($/SH)           DATE           5%($)       10%($)
         ----                     ----------      ------------     -----------      ----------    -------     --------
J. Hord Armstrong, III                  --              --               --               --           --          --

Martin D. Wilson                     1,333             1.0%           $3.75          5/14/03      $ 3,146     $  7,971
                                    20,000            10.3%            3.75          8/11/04       47,200      119,600
                                    12,666             6.0%            3.75          5/11/05       29,892       75,743

---------------------------------------


                                    - 8 -

<F1>  On January 2, 1997, the Company repriced certain outstanding non-
      qualified stock options. Pursuant to such repricing, the exercise price of options for an aggregate of 39,999 shares of Common Stock previously granted to Mr. Wilson were repriced at $3.75 per share. See "Repricing of Stock Options." Options terminate on the earlier of ten years after grant or twelve months after termination of employment.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

            The following table sets forth information concerning the number of exercisable and unexercisable stock options at March 28, 1997 as well as the value of such stock options having an exercise price lower than the last reported trading price on March 28, 1997 ("in-the-money" options) held by the executive officers named in the Summary Compensation Table.

                                                                           Number of
                                                                          Securities                  Value of
                                                                          Underlying                Unexercised
                                                                          Unexercised              In-The-Money
                                                                          Options at             Options at Fiscal
                                       Shares            Value         Fiscal Year-End (#)        Year-End($)<F1>
                                     Acquired on        Realized         Exercisable/               Exercisable/
Name                                Exercise (#)        ($)<F1>         Unexercisable              Unexercisable
------------------------------------------------------------------------------------------------------------------
J. Hord Armstrong, III                    --                --                     --                         --

Martin D. Wilson                       4,000            $2,000          44,199/10,000             $34,896/$6,250


---------------------------------------

<F1>  Based on a price per share of $4.375, being the last reported trading price before the fiscal year end.

REPRICING OF STOCK OPTIONS

            On January 2, 1997, the Compensation Committee of the Board of Directors (the "Committee") approved the repricing of the outstanding stock option agreements of each of the executive officers and certain other employees of the Company (the "Repricing"). Pursuant to the Repricing, non-qualified stock options to purchase an aggregate of 127,999 shares of Common Stock at exercise prices ranging from $3.875 to $7.00 per share were cancelled and replaced with an equivalent number of non-qualified stock options with an exercise price of $3.75 per share, the market value of the Common Stock on the date of the Repricing. Except for such amendment, the vesting periods and other terms of the stock options affected were not changed.

            The Committee believes that the Repricing was necessary and appropriate in light of competitive conditions and other factors relevant to the Company's business and in order to provide key personnel whose efforts are essential to the Company's success a meaningful long-term incentive compensation opportunity in light of trading prices of the Common Stock.

            The following table contains certain information concerning the amendments to stock options of the executive officers of the Company pursuant to the Repricing:

                                           TEN-YEAR OPTION/SAR REPRICINGS TABLE
                                                                                                         LENGTH OF
                                             NUMBER OF                                                    ORIGINAL
                                            SECURITIES      MARKET PRICE      EXERCISE                   OPTION TERM
                                            UNDERLYING      OF STOCK AT       PRICE AT                   REMAINING AT
                                           OPTIONS/SARS       TIME OF          TIME OF         NEW         DATE OF
                                            REPRICED OR     REPRICING OR     REPRICING OR    EXERCISE    REPRICING OR
       NAME                     DATE         AMENDED(#)     AMENDMENT($)     AMENDMENT($)    PRICE($)     AMENDMENT
       ----                    ------      ------------     -------------    ------------    --------    ------------
J. Hord Armstrong                  --            --                --              --            --                --
  Chairman of the Board,
  Chief Executive Officer
  and Treasurer

Martin D. Wilson               1/2/97         1,333<F2>         $3.75          $3.875         $3.75      6 yrs., 4 mos.
  President and Chief                        20,000              3.75           5.85           3.75      7 yrs., 7 mos.
  Operating Officer                          12,666              3.75           7.00           3.75      8 yrs., 4 mos.

Dennis A. White                1/2/97        17,000              3.75           6.375          3.75      9 yrs., 4 mos.
  Vice President, Chief
  Information Officer

                                    THE STOCK OPTION AND COMPENSATION COMMITTEE

                                    BRYAN H. LAWRENCE
                                    RICHARD F. FORD

CERTAIN TRANSACTIONS

            In November 1995, the Company completed the purchase of approximately 50% of the capital stock of Pharmaceutical Buyers, Inc., a Colorado-based group purchasing organization ("PBI"). J. David McCay and Robert E. Korenblat, each a nominee for election as a director of the Company at the Annual Meeting, are each a director, executive officer and shareholder of PBI. Pursuant to its ownership of PBI capital stock, in fiscal 1997 the Company received cash dividends of $300,000 from PBI.

             The Company believes that the transactions set forth above were made on terms not less favorable to the Company than would have been obtained from unaffiliated third parties. All future transactions (including loans) between the Company and its officers, directors, principal stockholders and affiliates, are required to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

           ITEM 2.  PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF
                THE COMPANY TO CHANGE THE CORPORATE NAME TO
                    "D&K HEALTHCARE RESOURCES, INC."

            In May 1997, the Board of Directors of the Company approved the following resolution, subject to the approval of the stockholders of Company by the requisite vote at the Annual Meeting:

            RESOLVED, that Article First of the Restated Certificate of Incorporation of the Company be amended in its entirety to read as follows:

            FIRST:  The name of this corporation is D&K Healthcare
            Resources, Inc.

            The Board of Directors believes that the change of the corporate name to "D&K Healthcare Resources, Inc." will better reflect the recent repositioning of the Company from being exclusively a regional wholesale drug distributor to being a more diversified provider of healthcare services.
While the Board believes that it is important to maintain the substantial goodwill associated with the "D&K" name, the addition of the words "Healthcare Resources" to the corporate name signals the intention of the Company to continue to expand the breadth of its business in the healthcare industry. If the proposed amendment to the Company's Restated Certificate of Incorporation is approved by the requisite vote of the stockholders at the Annual Meeting, such amendment will become effective when the Certificate of Amendment to the Company's Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

            The Board of Directors has unanimously approved the proposed amendment to the Company's Restated Certificate of Incorporation to change the corporate name. The affirmative vote of a majority of the outstanding shares of the Common Stock will be necessary for approval of the proposal. THE
BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND
THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE
CORPORATE NAME TO "D&K HEALTHCARE RESOURCES, INC."


                ITEM 3.  PROPOSAL TO APPROVE AMENDMENT TO
                     THE D & K WHOLESALE DRUG, INC.
                    1992 LONG TERM PERFORMANCE PLAN

            The Board of Directors has adopted an amendment to the D & K Wholesale Drug, Inc. 1992 Long Term Performance Plan (the "Plan") and has directed that such amendment be submitted to the stockholders for approval. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required for approval of the proposed amendment. If the proposed amendment is not approved, the amendment will not be implemented and the existing Plan will continue in effect. A copy of the Plan as amended is attached as Appendix A to this Proxy Statement, and the following description of the Plan as amended is qualified in its entirety by reference to Appendix A.

            The amendment being submitted for the approval of stockholders increase the number of shares of Common Stock that may be issued pursuant to the Plan from 200,000 shares to 500,000 shares. As of June 30, 1997, 122,199 shares were subject to outstanding awards under the Plan and 27,468 shares were available for future awards. The Board of Directors believes that the proposed amendment is appropriate and will enhance the purposes of the Plan by enhancing the ability of the Company to continue to provide incentives to its key employees induce qualified individuals to serve as, or remain, employees of the Company and to promote the best interests of the Company.

            The Plan is administered by the Stock Option and Compensation Committee of the Board of Directors (the "Committee"), consisting of two or more directors of the Company. Members of the Committee must be "outside directors" within the meaning of the proposed regulations implementing Section 162(m) of the Code and are not eligible to receive a benefit under the Plan for a period of at least one year prior to appointment to the Committee and during the period that they serve on the Committee. The Committee, by majority action thereof, is authorized in its sole discretion to determine the individuals to whom the benefits will be granted, the type and amount of such benefits and the terms of the benefit grants, as well as to interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan to the extent not contrary to the express provisions of the Plan.

            The following stock options were granted by the Committee under the Plan during fiscal 1997:

                          D & K WHOLESALE DRUG, INC. 1992 LONG TERM PERFORMANCE PLAN
            --------------------------------------------------------------------------------------
                                                                 DOLLAR                NUMBER OF
                  NAME AND POSITION                           VALUE($)<F1>             UNITS<F2>
            --------------------------------------------------------------------------------------
            Executive Group                                     $29,749                 67,999

            Non-Executive Director Group                             --                     --

            Director Nominee Group                                   --                     --

            Associates of Directors, Executive
               Officers or Nominees                                  --                     --

            Non-Executive Officer Employee Group                     --                     --

---------------------------------------

<F1>  The dollar value set forth in the table is based on the $4.375 last transaction price of the Company's Common Stock as reported in the Nasdaq Small-Cap Market on March 28, 1997, less the option exercise price.

<F2>  A total of 50,999 of such shares were issued in connection with the
      January 1997 repricing by the Company of certain outstanding non-qualified stock options. See "Repricing of Stock Options."

            Under the terms of the Plan, key employees of the Company and its subsidiaries as determined in the sole discretion of the Committee will be eligible to receive (a) stock options ("Stock Options") exercisable into shares of the Company's Common Stock which may or may not qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended, (b) Stock Appreciation Rights, (c) restricted shares of the Company's Common Stock ("Restricted Stock"), and (d) performance awards ("Performance Awards").

            STOCK OPTIONS. Stock Options granted under the Plan shall entitle the holder thereof to purchase the Company's Common Stock at a purchase price established therefor by the Committee, which price shall not be less than the Fair Market Value (as defined in the Plan) of the Company's Common Stock on the date of grant. The Committee shall determine the term of such Stock Options and the times at, and conditions under which, such Stock Options will become exercisable. Stock Options are not exercisable earlier than six months from the date of grant (except in the case of death or disability of the employee holding the same), nor later than ten years from the date of the grant. For any employee, the aggregate fair market value of the Company's Common Stock subject to qualifying incentive stock options that are exercisable for the first time in any calendar year may not exceed $100,000.

            STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights (a "SAR") giving the holder thereof a right to receive, at the time of surrender, Common Stock of the Company equal in value to the difference between the Fair Market Value of such stock at the date of surrender of the SAR and the "Base Price" established by the Committee therefor at the time of grant, subject to any limitation imposed by the Committee on appreciation. The "Base Price" shall not be less than the Fair Market Value of the Company's Common Stock on the date of the grant of the SAR. A SAR may be granted either independent of, or in conjunction with, any Stock Option. If granted in conjunction with a Stock Option, at the discretion of the Committee a SAR may either be surrendered (a) in lieu of the exercise of such Stock Option, (b) in conjunction with the exercise of such Stock Option, or (c) upon expiration of such Stock Option. The term of any SAR shall be established by the Committee, but in no event shall such term exceed ten years from the date of grant.

            RESTRICTED STOCK. The Committee may issue shares of the Company's Common Stock either as a stock bonus or at a purchase price of less than fair market value, subject to the restrictions or conditions specified by the Committee at the time of grant. In addition to any other restrictions or conditions that may be imposed on the Restricted Stock, shares of Restricted Stock may not be sold or disposed of for a period of six months after the date of grant. During the period of restriction, holders of Restricted Stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

            PERFORMANCE AWARDS.  The Committee may grant Performance
Awards consisting of shares of the Company's Common Stock, monetary units payable in cash or a combination thereof. These grants would result in the issuance, without payment therefor, of Common Stock or the payment of cash upon the achievement of certain pre-established performance criteria (such as return on average total capital employed, earnings per share or return on stockholders' equity) during a specified performance period not to exceed five years. The participating employee would have no right to receive dividends on or to vote any shares subject to Performance Awards until the award is actually earned and the shares are issued. In the event that a person who is required to file reports under Section 16 of the Securities Exchange Act of 1934 receives a Performance Award that includes shares of the Company's Common Stock, such shares received may not be disposed of by such person until six months following the date of issuance.

            The Plan is to remain in effect until (a) all Common Stock reserved under the Plan shall have been purchased or acquired, (b) the Board terminates the Plan, or (c) April 27, 2002, whichever shall first occur. The Board, in its sole discretion may terminate the Plan at any time and from time to time may amend or modify the Plan; provided, however, that no such action of the Board may, without the approval of the stockholders of the Company, change: (w) the maximum number of shares for which options may be granted under the Plan; (x) the provisions of the Plan regarding the "Base Price" of awards; (y) the maximum period during which an option may be granted; or (z) the class of employees entitled to participate in the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any award theretofore granted under the Plan, without the consent of the participant affected thereby.

FEDERAL INCOME TAX CONSEQUENCES

            No income will be realized by a participating officer or employee on the grant of an incentive stock option or an option which is not an incentive stock option ("non-qualified option") or upon the award of Restricted Stock, and the Company will not be entitled to a deduction at such time. If a holder exercises an incentive stock option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. The Company will not be entitled to a deduction by reason of the exercise.

            If a holder disposes of the shares acquired pursuant to an incentive stock option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of (a) the amount realized on the disposition, or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

            Upon the exercise of a non-qualified option, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

            Subject to a voluntary election by the holder under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a holder will realize income as a result of the award of Restricted Stock at the time the restrictions expire on such shares. An election pursuant to Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares.
The Company generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

            An employee will realize income as a result of a Performance Award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE D & K WHOLESALE DRUG, INC. 1992 LONG TERM INCENTIVE PLAN.

                                PERFORMANCE GRAPH

            The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for the period beginning September 1, 1992, the date that the Company became publicly held, and ending March 28, 1997, with the cumulative return of the NASDAQ Stock Market - U.S. Index, the Standard & Poor's Health Care Composite Index, and a peer group of companies selected by the Company. Dividend reinvestment has been assumed, and with respect to companies in the peer group, the returns of each such company have been weighted to reflect relative stock market capitalization. The peer group of companies selected by the Company is made up of the Company's publicly held competitors in the wholesale drug industry: Bergen Brunswig Corporation, Bindley Western Industries, Inc., Cardinal Health, Inc., Avatex Corporation (formerly Foxmeyer Corporation) and McKesson Corporation.


              COMPARISON OF 55 MONTH CUMULATIVE TOTAL RETURN<F*>
   AMONG D & K WHOLESALE DRUG, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
               THE S & P HEALTH CARE SECTOR AND A PEER GROUP


                                  [GRAPH]

                                                                             Cumulative Total Return
                                               ----------------------------------------------------------------------------------
                                               9/01/92        4/02/93        4/01/94        3/31/95        3/29/96        3/28/97
D & K Wholesale Drug Inc           DKWD          100             90             68            138            168             88

PEER GROUP                         PPEER1        100            105            140            143            176            213

NASDAQ STOCK MARKET (U.S.)         INAS          100            123            133            148            200            223

S & P HEALTH CARE SECTOR           IHCC          100             85             80            113            167            203

[FN]
<F*>$100 INVESTED ON 9/01/92 IN STOCK OR ON 8/31/92
    IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.



                              APPOINTMENT OF AUDITORS

            Arthur Andersen LLP served as the Company's independent public accountants for fiscal 1997 and has been selected by the Board of Directors to continue in such capacity during fiscal 1998. The Board of Directors anticipates that representatives of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders to respond to appropriate questions.

                            PROPOSALS OF STOCKHOLDERS

            Under applicable regulations of the Securities and Exchange Commission, all proposals of stockholders to be considered for inclusion in the proxy statement for, and to be considered at, the 1998 Annual Meeting of Stockholders must be received at the offices of the Company, c/o Secretary, 8000 Maryland Avenue, Suite 1190, St. Louis, Missouri 63105 by not later than March 10, 1998. The Company's By-laws also prescribe certain time limitations and procedures regarding prior written notice to the Company by stockholders, which limitations and procedures must be complied with for proposals of stockholders to be included in the Company's proxy statement for, and to be considered at, such annual meeting. Any stockholder who wishes to make such a proposal should request a copy of the applicable provisions of the Company's By-laws from the Secretary of the Company.

                                OTHER MATTERS

            As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Annual Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

                                    J. HORD ARMSTRONG, III
                                    Chairman of the Board, Chief Executive
                                    Officer and Treasurer

July 11, 1997

                               Appendix A
                               ----------

                        D & K WHOLESALE DRUG, INC.
                          AMENDED AND RESTATED
                      1992 LONG TERM INCENTIVE PLAN


                 SECTION 1.  ESTABLISHMENT AND PURPOSE.

      D & K Wholesale Drug, Inc. hereby establishes a long term incentive plan to be named the D & K Wholesale Drug, Inc. Amended and Restated 1992 Long Term Incentive Plan, for certain employees of the Company and its subsidiaries.
The purpose of this Plan is to encourage certain employees of the Company, and of such subsidiaries of the Company as the Committee administering the Plan designates, to acquire Common Stock of the Company or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Company and thus provide an incentive for continuation of the efforts of employees for the success of the Company and for continuity of employment.


                         SECTION 2.  DEFINITIONS.

      Whenever used herein, the following terms shall have the respective meanings set forth below:

      (a) AWARD means any Stock Option, Stock Appreciation Right, Restricted Stock, or Performance Award granted under the Plan.

      (b) BASE PRICE means, in the case of an Option or a Stock Appreciation Right, a price fixed by the Committee, which shall not be less than 100% of the par value of a share of Stock on the date of grant of such option or right.

      (c)  BOARD means the Board of Directors of the Company.

      (d) CODE means the Internal Revenue Code of 1986, as amended and in effect from time to time.

      (e) COMMITTEE means those members of the Compensation Committee of the Board who are an "outside director" within the meaning of any rules promulgated pursuant to Section 162(m) of the Code and who are not eligible for participation in the Plan or any other plan of the Company, except plans meeting the requirements of Rule 16b-3(c)(2)(i)(A)-(D), and who during the one year period prior to becoming a member of the Compensation Committee were not eligible for selection as a Participant in the Plan or any other plan of the Company, except plans meeting the requirements of Rule 16b-3(c)(2)(i)(A)-(D).

      (f)  COMPANY means D & K Wholesale Drug, Inc., a Delaware corporation.

      (g)  DISABILITY means permanent and total disability as defined in
           Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of and in reliance on sufficient competent medical advice.

      (h) EMPLOYEE means a salaried employee (including officers and directors who are also employees) of any member of the Group.

      (i) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

      (j) FAIR MARKET VALUE means, for any particular date, (i) for any period during which the Stock shall not be listed for trading on a national securities exchange, but when prices for the Stock shall be reported by the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the last transaction price per share as quoted by National Market System of NASDAQ, (ii) for any period during which the Stock shall not be listed for trading on a national securities exchange or its price reported by the National Market System of NASDAQ, but when prices for the Stock shall be reported by NASDAQ, the closing bid price as reported by the NASDAQ, (iii) for any period during which the Stock shall be listed for trading on a national securities exchange, the closing price per share of Stock on such exchange as of the close of such trading day or (iv) the market price per share of Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) or
           (iii) above shall be applicable. If Market Price is to be determined as of a day when the securities markets are not open, the Market Price on that day shall be the Market Price on the preceding day when the markets were open.

      (k)  GROUP means the Company and every Subsidiary of the Company.

      (l) OPTION means the right to purchase Stock at the Base Price for a specified period of time. For purposes of the Plan, an Option may be an INCENTIVE STOCK OPTION within the meaning of Section 422 of the Code, a NONSTATUTORY STOCK OPTION, or any other type of option encompassed by the Code.

      (m) PARTICIPANT means any Employee designated by the Committee to participate in the Plan.

      (n) PERFORMANCE AWARD means a right to receive a payment equal to the value of a unit or other measure as determined by the Committee based on performance during a Performance Period.

      (o) PERFORMANCE PERIOD means a period of not more than ten years established by the Committee during which certain performance goals set by the Committee are to be met.

      (p) PERIOD OF RESTRICTION means the period during which a grant of shares of Restricted Stock is restricted pursuant to Section 11 of the Plan.

      (q) REPORTING PERSON means a person subject to Section 16 of the Securities Exchange Act of 1934, as amended.

      (r) RESTRICTED STOCK means Stock granted pursuant to Section 11 of the Plan, but a share of such Stock shall cease to be Restricted Stock when the conditions to and limitations on transferability under Section 11 have been satisfied or have expired, respectively.

      (s) RETIREMENT (including NORMAL, EARLY, and DISABILITY Retirement) means termination of employment with eligibility for normal, early or disability retirement benefits under the terms of any pension plan adopted by the Company, as amended and in effect at the time of such termination of employment.

      (t) STOCK means the authorized and unissued shares of common stock of the Company or reacquired shares of the Company's common stock held in its treasury.

      (u) STOCK APPRECIATION RIGHT or SAR means the right to receive a payment from the Company equal to the excess of the Fair Market Value of a share of Stock at the date of exercise over the Base Price. In the case of a Stock Appreciation Right which is granted in conjunction with an Option, the Base Price shall be the Option exercise price.

      (v) SUBSIDIARY means a subsidiary corporation as defined in Section 425 of the Code.

      (w) WINDOW PERIOD means the third to the twelfth business day following the release for publication of the Company's quarterly or annual earnings report.


                        SECTION 3.  ADMINISTRATION.

      The Plan will be administered by the Committee. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its stockholders and in accordance with the purpose of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.


              SECTION 4.  SHARES RESERVED UNDER THE PLAN.

      There is hereby reserved for issuance under the Plan an aggregate of 500,000 shares of Stock, which may be authorized but unissued or treasury shares. No more than 20,000 of these shares may be issued as Restricted Stock. Stock underlying outstanding options or Performance

                                    -A-3

Awards will be counted against the Plan maximum while such options or awards are outstanding. Shares underlying expired, canceled or forfeited options or awards (except Restricted Stock) may be added back to the Plan maximum. When the exercise price of stock options is paid by delivery of shares of Stock, the number of shares available for issuance under the Plan shall continue to be reduced by the gross (rather than the net) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered in payment. Restricted Stock issued pursuant to the Plan will be counted against the Plan maximum while outstanding even while subject to restrictions. Shares of Restricted Stock may not be added back to the Plan maximum if such Restricted Stock is forfeited.


                         SECTION 5.  PARTICIPANTS.

      Participants will consist of such officers and key employees of the Company or any designated subsidiary as the Committee in its sole discretion determines have a major impact on the success and future growth and profitability of the Company. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or to receive the same type or amount of Award as granted to the Participant in any other year or as granted to any other Participant in any year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.


          SECTION 6.  TYPES OF AWARDS; LIMITATIONS ON GRANTS.

          (a) The following Awards may be granted under the Plan:
      (i) Incentive Stock Options; (ii) Nonqualified Stock Options;
      (iii) Stock Appreciation Rights; (iv) Restricted Stock; and
      (v) Performance Awards; all as described below. Except as specifically limited herein, the Committee shall have complete discretion in determining the type and number of Awards to be granted to any Participant, and the terms and conditions which attach to each Award, which terms and conditions need not be uniform as between different Participants. All Awards shall be in writing.

          (b) The number of shares of Stock with respect to which Awards may be granted any Participant pursuant to the Plan, over the term Plan, shall not exceed 50,000, subject to adjustment as provided in Section 12 hereof.


                SECTION 7.  DATE OF GRANTING AWARDS.

      All Awards granted under the Plan shall be granted as of an Award Date. Within ten business days after each Award Date, the Company shall notify the Participant of the grant of the Award, and shall hand deliver or mail to the Participant an Award Agreement, duly executed by and on behalf of the Company, with the request that the Participant execute the Agreement within thirty days after the date of mailing or delivery by the Company of the Agreement to the participant. If the Participant shall fail to execute the written Award Agreement within said thirty-day period, his or her Award shall be automatically terminated.


                  SECTION 8.  INCENTIVE STOCK OPTIONS.

      Incentive Stock Options shall consist of options to purchase shares of Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Stock then owned by the Participant. Incentive Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death or disability. In the event termination of employment occurs as a result of death or disability, such an option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by reason of disability, then the period of exercise following death shall be the remainder of the 12-month period, or three months, whichever is longer. If the optionee dies within three months after termination of employment for any other reason, then the period of exercise following death shall be three months. However, in no event shall any Incentive Stock Option be exercised more than ten years after its grant. Leaves of absence granted by the Company for military service, illness, and transfers of employment between the Company and any subsidiary thereof shall not constitute termination of employment.
The aggregate Fair Market Value (determined as of the time an option is granted) of the stock with respect to which an Incentive Stock Option is exercisable for the first time during any calendar year (under all option plans of the Company and its subsidiary corporations) shall not exceed $100,000.


                 SECTION 9.  NONQUALIFIED STOCK OPTIONS.

      Nonqualified Stock Options shall consist of nonqualified stock options to purchase shares of Stock at purchase prices not less than the par value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Stock then owned by the Participant. Nonqualified Stock Options will be exercisable not earlier than six months and not later than ten years after the date they are granted and will terminate not later than three months after termination of employment for any reason other than death, retirement or disability. In the event termination of employment occurs as a result of death, retirement or disability, such an option will be exercisable for 12 months after such termination. If the optionee dies within 12 months after termination of employment by retirement or disability, then the period of exercise following death shall be three months. However, in no event shall any option be exercised more than ten years after its grant. Leaves of absence granted by the Company for military service, illness, and transfers of employment between the Company and any subsidiary thereof shall not constitute termination of employment. The Committee shall have the right to determine at the time the option is granted whether shares issued upon exercise of a Nonqualified Stock Option shall be subject to restrictions, and if so, the nature of the restrictions.

                 SECTION 10.  STOCK APPRECIATION RIGHTS.

      Stock Appreciation Rights may be granted which, at the discretion of the Committee, may be surrendered (1) in lieu of exercise of an Option, (2) in conjunction with the exercise of an Option, (3) upon lapse of an Option, (4) independent of an Option, or (5) each of the above in connection with a previously awarded Option under the Plan. SARs issued to Reporting Persons shall be held for at least six months prior to surrender. If the Option referred to in (1), (2), or (3) above qualified as an Incentive Stock Option pursuant to Section 422 of the Code, the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon surrender of a SAR, and may impose such conditions on surrender of a SAR (including, without limitation, the right of the Committee to limit the time of surrender to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act. At the discretion of the Committee, payment for SARs may be made in cash or Stock, or in a combination thereof, provided, however, that payment may be made in cash for SARs surrendered by Reporting Persons only upon the condition that such surrender is made during the Window Period. The following will apply upon surrender of a SAR:

      (a) Surrender of SARs in Lieu of Exercise of Options.  SARs
          ------------------------------------------------
          surrenderable in lieu of Options may be surrendered for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise an equivalent number of Options. A SAR may be surrendered only with respect to the shares of Stock for which its related Option is then exercisable. Upon surrender of a SAR in lieu of exercise of an Option, shares of Stock equal to the number of SARs surrendered shall no longer be available for Awards under the Plan, provided that if SARs are surrendered for cash, shares of stock equal to the number of SARs surrendered shall be restored to the number of shares available for issuance under the Plan.

      (b) Surrender of SARs in Conjunction with Exercise of Options.  SARs
          ---------------------------------------------------------
          surrenderable in conjunction with the exercise of Options shall be deemed to be surrendered upon the exercise of the related Options, and shares of Stock equal to the sum of the number of shares acquired by exercise of the Option plus the number of SARs surrendered shall no longer be available for Awards under the Plan, provided that if SARs are surrendered for cash, shares of stock equal to the number of SARs surrendered shall be restored to the number of shares available for issuance under the Plan.

      (c) Surrender of SARs Upon Lapse of Options.  SARs surrenderable upon
          ---------------------------------------
          lapse of Options shall be deemed to have been surrendered upon the lapse of the related Options as to the number of shares of Stock subject to the Options. Shares of Stock equal to the number of SARs deemed to have been surrendered shall not be available again for Awards under the Plan, provided that if SARs are surrendered for cash, shares of stock equal to the number of SARs surrendered shall be restored to the number of shares available for issuance under the Plan.

      (d) Surrender of SARs Independent of Options.  SARs surrenderable
          ----------------------------------------
          independent of Options may be surrendered upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, and shares of Stock equal to the number of SARs surrendered shall no longer be available for Awards under the Plan, provided that if SARs are surrendered for cash, shares of stock equal to the number of SARs surrendered shall be restored to the number of shares available for issuance under the Plan.


                      SECTION 11.  RESTRICTED STOCK.

      Restricted Stock shall consist of Stock issued or transferred under the Plan (other than upon exercise of Stock Options or as Performance Awards) at any purchase price less than the Fair Market Value thereof on the date of issuance or transfer, or as a bonus. In the case of any Restricted Stock:

          (a) The purchase price, if any, will be determined by the Committee.

          (b) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof, provided, however, that Restricted Stock granted to a Reporting Person shall, in addition to any other restrictions thereon, not be sold or disposed of for six (6) months following the date of grant; (ii) rights of the Company to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods, (iii) representation by the employee that he or she intends to acquire Restricted Stock for investment and not for resale, and (iv) such other restrictions, conditions and terms as the Committee deems appropriate.

          (c) The Participant shall be entitled to all dividends paid with respect to Restricted Stock during the Period of Restriction and shall not be required to return any such dividends to the Company in the event of the forfeiture of the Restricted Stock.

          (d) The Participant shall be entitled to vote the Restricted Stock during the Period of Restriction.

          (e) The Committee shall determine whether Restricted Stock is to be delivered to the Participant with an appropriate legend imprinted on the certificate or if the shares are to be deposited in escrow pending removal of the restrictions.


                     SECTION 12.  PERFORMANCE AWARDS.

      Performance Awards shall consist of Stock, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Committee are achieved during the Performance Period. The goals established by the Committee may include return on average total capital employed, earnings per share, return on stockholders' equity and such other goals as may be established by the Committee. In the event the minimum Corporate goal is not achieved at the conclusion of the Performance Period, no payment shall be made to the Participant. Actual payment of the award earned shall be in cash or in Stock or in a combination of both, in a single sum or in periodic installments, all as the Committee in its sole discretion determines. If Stock is used, the Participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued. In the event a Reporting Person receives a Performance Award which includes Stock, such stock shall not be sold or disposed of for six (6) months following the date of issuance pursuant to such award. In the event of a cash payment, the number of shares reserved for issuance hereunder and the number of shares which may be granted in the form of Restricted Stock or Performance Awards shall be reduced as if shares had been issued.


                   SECTION 13.  ADJUSTMENT PROVISIONS.

          (a) If the Company shall at any time change the number of issued shares of Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan, the number of shares which may be granted in the form of Restricted Stock or Performance Awards, the maximum number of shares available to a particular Participant, and the number of shares covered by each outstanding Award, shall be adjusted so that the aggregate consideration payable to the Company, if any, and the value of each such Award shall not be changed. Awards may also contain provisions for their continuation or for other equitable adjustments after changes in the Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

          (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.


                     SECTION 14.  NONTRANSFERABILITY.

      Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules promulgated thereunder), and shall be exercisable, during the Participant's lifetime, only by the Participant. In the event of the death of a Participant, exercise or payment shall be made only:

          (a) By or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Award shall pass by will or the laws of descent and distribution; and

          (b) To the extent that the deceased Participant was entitled thereto at the date of his death, provided, however, that any otherwise applicable six-month holding period shall not be required for exercise by or payment to an executor or administrator of the estate of a deceased Reporting Person.


                            SECTION 15.  TAXES.

      The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any Award if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Company at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable (a "Stock Withholding Election"), such reduction to be calculated based on a closing market price on the date of such notice. Reporting Persons may make a Stock Withholding Election either (i) during a Window Period, as to an Option exercise or SAR surrender during such Window Period, or (ii) six months in advance of an Option exercise or SAR surrender, which exercise or surrender need not occur during a Window Period, and which election may not be suspended or revoked except by another such election which shall not become effective until six months after it is made.


                  SECTION 16.  NO RIGHT TO EMPLOYMENT.

      A Participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.


           SECTION 17.  DURATION, AMENDMENT AND TERMINATION.

      No Award shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any Award granted within such period may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other person as may then have an interest therein. Also, by mutual agreement between the Company and a Participant hereunder, Stock Options or other Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Plan, provided that any such substitution shall be deemed a new award for purposes of calculating any applicable six-month holding periods. To the extent that any Stock Options or other Awards which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Committee, and to the extent that any such Stock Options or other Awards would so qualify within the terms of the Plan, the Committee shall have full and complete authority to grant Stock Options or other

Awards that so qualify (including the authority to grant, simultaneously or otherwise, Stock Options or other Awards which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such Stock Option or other Awards under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of Awards that may be granted under the Plan; (b) change the minimum purchase price, if any, of shares of Common Stock which may be made subject to Awards under the Plan; or (c) modify the requirements as to eligibility for Awards under the Plan.


                 SECTION 18.  STOCKHOLDER APPROVAL.

      The Plan shall be effective as of June 30, 1994 and shall be submitted for approval by the stockholders of the Company at the 1994 Annual Meeting of Stockholders. If the stockholders do not approve the Plan, it, and any action taken hereunder, shall be void and of no effect, however, the 1992 Long Term Incentive Plan and grants thereunder shall remain in full force and effect.

                          D & K WHOLESALE DRUG, INC.
                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                               August 14, 1997

      The undersigned hereby appoints J. HORD ARMSTRONG, III and MARTIN D. WILSON, and each of them, with or without the other, proxies with full power of substitution to vote as designated below, all shares of stock of D & K Wholesale Drug, Inc. (the "Corporation") that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at The Daniele Hotel, Savoy Room, 216 Noth Meramec, St. Louis, Missouri, on Thursday, August 14, 1997, at 10:00 a.m., and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. Election of three Class II directors to hold office for a term of three years or until their respective successors are duly elected and qualified.

      / / FOR the nominees listed below       / / WITHHOLD AUTHORITY to vote
                                                  for the nominees listed below

             BRYAN H. LAWRENCE    ROBERT E. KORENBLAT    JAMES M. USDAN

       (INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below)


                   -----------------------------------------

2. Election of one Class I director to hold office for a term of two years or until his successor is duly elected and qualified.

      / / FOR the nominee listed below        / / WITHHOLD AUTHORITY to vote
                                                  for the nominee listed below

                                J. DAVID MCCAY

3. Election of one Class III director to hold office for a term of one year or until his successor is duly elected and qualified.


      / / FOR the nominee listed below        / / WITHHOLD AUTHORITY to vote
                                                  for the nominee listed below

                               THOMAS F. PATTON

4. Proposal to approve an amendment to the Restated Certificate of Incorporation of the Company to change the corporate name to "D&K Healthcare Resources, Inc."

          / /  FOR               / /  AGAINST            / / ABSTAIN


5. Proposal to approve an amendment to the D & K Wholesale Drug, Inc. 1992 Long Term Incentive Plan.

          / /  FOR               / /  AGAINST            / / ABSTAIN

6. To transact any and all other business, including adjournment of the meeting, which may properly come before the meeting or any adjournment thereof.

          / /  FOR               / /  AGAINST            / / ABSTAIN

                              (continued, and to be signed, on the other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR LISTED IN ITEMS 1, 2 and 3, "FOR" THE APPROVAL OF THE AMENDMENT TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE CORPORATE NAME, "FOR" THE APPROVAL OF THE AMENDMENT TO THE D & K WHOLESALE DRUG, INC. 1992 LONG TERM INCENTIVE PLAN AND "FOR" THE GRANT OF DISCRETIONARY AUTHORITY.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                             SIGN
                             HERE______________________________________________
                                  (Please sign exactly as name appears hereon)


                             SIGN
                             HERE______________________________________________
                                 Executors, administrators, trustees, etc.
                                 should so indicate when signing


                             Dated ____________________________________________

                                  APPENDIX

      Page 15 of the proxy contains a graph. The information contained in said graph is depicted in the table immediately following the graph.